Exhibit 10.22

SECOND SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of 30 September, 2013 among (i) Global A&T Electronics Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Issuer”), (ii) the Subsidiary Guarantors (as defined in the Indenture referred to below) listed on the signature pages hereto, and (ii) Citicorp International Limited, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Issuer initially issued $625,000,000 aggregate principal amount of 10.0% Senior Secured Notes due 2019 (the “Existing Notes”) under an indenture (as amended and supplemented from time to time, the “Indenture”) dated as of February 7, 2013, among the Issuer, the Subsidiary Guarantors party thereto and the Trustee.

WHEREAS the Issuer wishes to issue an additional $502,257,000 aggregate principal amount of 10.0% Senior Secured Notes due 2019 as additional Notes under the Indenture (the “New Notes” and together with the Existing Notes, the “Notes”);

WHEREAS, pursuant to Sections 9.01(6) and 9.01(10) of the Indenture, the Issuer, the Subsidiary Guarantors and the Trustee may, without the consent of any Holder of Notes, amend or supplement the Indenture to provide for the issuance of additional Notes in accordance with any limitations set forth in the Indenture, and to conform the text of the Indenture to the “Description of Notes” of the Offering Circular (as defined in the Indenture).

WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AMENDMENTS TO THE INDENTURE.

(a) The Indenture shall be amended by including the following additional definitions under Section 1.01 of the Indenture:

““Additional Notes” means additional Notes (other than the Initial Notes) issued under this Indenture in accordance with Section 4.09 hereof, as part of the same series as the Initial Notes.”

““Initial Notes” means the $625,000,000 aggregate principal amount of Notes issued under this Indenture on February 7, 2013.”

(b) The Indenture shall be amended by deleting the definition of “Notes” under Section 1.01 of the Indenture in its entirety and replacing such definition with the following:

““Notes” means the Notes authenticated and delivered under this Indenture. For all purposes of this Indenture, the term “Notes” shall also include the Initial Notes and any Additional Notes that may be issued under a supplemental indenture. The Initial Notes and any Additional Notes issued under the Indenture will be treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase, and will share ratably in the benefit of the security interest created by the Collateral (to the extent of the interest in the Notes in such Collateral); provided that any Notes issued with the same CUSIP, ISIN or other identifying number will be fungible for U.S. federal income tax purposes.”

(c) Exhibit A of the Indenture is hereby deleted in its entirety and replaced with the “Form of Note” in the form annexed hereto as Exhibit A.

3. AMOUNT OF NEW NOTES. The aggregate principal amount of New Notes to be authenticated and delivered under the Indenture on September 30, 2013 is $502,257,000.

4. TERMS OF THE NEW NOTES. The New Notes to be issued as Additional Notes under the Indenture and pursuant to this Supplemental Indenture:

(a) shall be issued as part of the existing class of Existing Notes previously issued under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including without limitation, waivers, amendments, redemptions and offers to purchase;

(b) shall be issued on September 30, 2013 at a purchase price of 100.0% of the principal amount, plus accrued interest from September 30, 2013, and shall otherwise have the same terms and conditions in all respects as the Existing Notes issued on February 7, 2013, except for the issue date and as otherwise provided in paragraphs 4(d) and 4(e) below;

(c) shall initially be issuable in whole in the form of definitive certificates in the form provided in Exhibit A to the Indenture;

(d) shall be transferrable pursuant to Section 2.06 and Section 2.09 of the Indenture, provided, however, that as the New Notes are not fungible with the Existing Notes for U.S. federal income tax purposes, any transfer of beneficial interests in the Global Notes or transfers of Definitive Notes (including exchanges or transfers between beneficial interests in Global Notes and Definitive Notes), in each case representing any of the New Notes, shall only be transferrable between such Global Notes or Definitive Notes representing the New Notes; and

(e) (x) in the case of the Rule 144A Global Note, bear the CUSIP number of 379390AG2, ISIN number of US379390AG24 and Common Code number of 097686963, and (y) in the case of the Regulation S Global Note, bear the CUSIP number of G3923WAD2, ISIN number of USG3923WAD23 and Common Code number of 097686858.

5. ACKNOWLEDGMENT OF PRIORITIES. The parties hereto hereby acknowledge that, for the purposes of the Intercreditor Agreement, the Indenture, this Supplemental Indenture, the Initial Notes, and the New Notes do not constitute Second Priority Agreements (as defined in the Intercreditor Agreement).

6. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

7. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction thereof.

The Common Seal of		)
UTAC Hong Kong Limited		)	C.S.
was hereunto affixed in the presence of:		)

/s/ William John Nelson
Name:	WILLIAM JOHN NELSON
Title:	DIRECTOR

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

Global A&T Electronics Ltd
by	/s/ William John Nelson
	Name:	WILLIAM JOHN NELSON
	Title:	AUTHORIZED SIGNATORY
UTAC Thai Limited
by	/s/ William John Nelson
	Name:	WILLIAM JOHN NELSON
	Title:	DIRECTOR
UTAC Thai Holdings Limited
by	/s/ William John Nelson
	Name:	WILLIAM JOHN NELSON
	Title:	DIRECTOR
UTAC (Taiwan) Corporation
by	/s/ William John Nelson
	Name:	WILLIAM JOHN NELSON
	Title:	DIRECTOR

UTAC Cayman Ltd
by	/s/ William John Nelson
	Name:	WILLIAM JOHN NELSON
	Title:	AUTHORIZED SIGNATORY
THE COMMON SEAL of			)
UNITED TEST AND ASSEMBLY			)
CENTER LTD			)
was affixed hereunto			)
in the presence of:			)
/s/ William John Nelson
WILLIAM JOHN NELSON
Director
/s/ Jaslyn Phang
JASLYN PHANG
Director/Secretary

CITICORP INTERNATIONAL LIMITED, as Trustee

by	/s/ Vanessa Loh
	Name:	Vanessa Loh
	Title:	Vice President

EXHIBIT A

REGULATION S NOTE

GLOBAL A&T ELECTRONICS LTD.

THIS NOTE IS A DEFINITIVE NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS (X) IN THE CASE OF RULE 144A NOTES, ONE YEAR AFTER THE LATER OF THE ISSUE DATE OF THIS NOTE (OR ANY ADDITIONAL NOTES) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE OR ANY ADDITIONAL NOTE) OR (Y) IN THE CASE OF REGULATION S NOTES, 40 DAYS AFTER THE DATE OF THIS NOTE, OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER REGULATION S OF THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER OR THE COMPANY ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S), EXCEPT TO A PERSON REASONABLY BELIEVED TO BE A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THE INDENTURE REFERRED TO HEREIN.

THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. HOLDERS MAY OBTAIN THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY BY SUBMITTING A WRITTEN REQUEST TO: THE CHIEF FINANCIAL OFFICER, GLOBAL A&T ELECTRONICS LTD., C/O MAPLES CORPORATE SERVICES LIMITED, PO BOX 309, UGLAND HOUSE, GRAND CAYMAN, KY1-1104, CAYMAN ISLANDS.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

GLOBAL A&T ELECTRONICS LTD.

10.0% Senior Secured Note due 2019

Common Code	097686858
No.:
ISIN No.:	USG3923WAD23
CUSIP No.:	G3923WAD2

No. [—]

Principal amount:	US$[—]

Registered Holder Name and Address:
[—]
Attn: [—]
Facsimile: [—]

GLOBAL A&T ELECTRONICS LTD., a company incorporated under the laws of the Cayman Islands (the “Issuer”, which term includes any successor corporation), for value received promises to pay the registered holder named above or its registered assigns upon surrender hereof the principal sum indicated above, on February 1, 2019.

Interest Payment Dates: February 1 and August 1, commencing February 1, 2014.

Record Dates: January 15 and July 15, commencing January 15, 2014.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

[Signature page to follow]

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Global A&T Electronics Ltd

by
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture:

CITICORP INTERNATIONAL LIMITED, as Trustee

by
Name:
Title:

REVERSE OF NOTE

GLOBAL A&T ELECTRONICS LTD.

10.0% Senior Secured Note due 2019

1. Interest. GLOBAL A&T ELECTRONICS LTD., a company incorporated under the laws of the Cayman Islands (the “Issuer”), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

This Note shall bear interest at a rate of 10.0% per annum.

Interest on this Note shall be payable semi-annually in arrears on February 1 and August 1, commencing February 1, 2014. The Issuer shall make each interest payment to the Holders of record of this Note on the immediately preceding January 15 and July 15. Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the issue date of this Note.

Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Each interest period shall end on (but not include) the relevant interest payment date.

2. Additional Amounts. The Issuer shall pay Additional Amounts on and in relation to this Note as specified in the Indenture.

3. Method of Payment. The Issuer shall pay interest on the Notes (except defaulted interest) to the Person in whose name this Note is registered at the close of business on the Record Date for such interest. Holders must surrender Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal and interest on this Note in U.S. dollars. Immediately available funds for the payment of the principal of (and premium, if any), interest, and Additional Amounts, if any, on this Note due on any Interest Payment Date, redemption date or other repurchase date or on the Stated Maturity shall be made available to the Paying Agent the Business Day prior to such Interest Payment Date, redemption date or other repurchase date or the Stated Maturity to permit the Paying Agent to pay such funds to the Holders on such respective dates.

4. Paying Agent, Transfer Agent and Registrar. The Issuer shall maintain one or more Registrars with offices in New York City and a Transfer Agent in New York City. The initial Registrar shall be Citigroup Global Markets Deutschland AG. The initial Principal Paying Agent and Transfer Agent shall be Citibank, N.A., London Branch. The Issuer may change any Paying Agent, Registrar or Transfer Agent for the Notes without prior notice to the Holders of such Notes. The Issuer or any of its Restricted Subsidiaries may act as Paying Agent or Registrar in respect of the Notes.

5. Indenture. The Issuer issued the Notes under an indenture, dated as of February 7, 2013 (as amended and supplemented from time to time, the “Indenture”), among the Issuer, USG, UTC, UHK, UTAC Cayman, UTH, UTL and Citicorp International Limited, as

Trustee. This Note is one of a duly authorized issue of Notes of the Issuer designated as its Senior Secured Notes due 2019 (the “Notes”). The Notes are not limited in aggregate principal amount and additional Notes may be issued from time to time under the Indenture, in each case subject to the terms of the Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time. Capitalized terms not otherwise herein defined are as defined in the Indenture.

6. Ranking and Guarantees. The Notes shall be general obligations of the Issuer and shall rank pari passu in right of payment with all existing and future Senior Indebtedness of the Issuer, subject to the exceptions and limitations described under the First Priority Intercreditor Agreement. The Notes shall rank senior in right of payment to any existing and future Subordinated Obligations of the Issuer. The Notes will also be effectively subordinated to all Secured Indebtedness of the Issuer that is secured by assets other than the Collateral (and, until the completion and satisfaction of certain legal and regulatory requirements, the Notes will be effectively subordinated to the Second Priority Obligations with respect to the Collateral in Thailand), to the extent of the value of such assets. In addition, the Notes shall be guaranteed on a senior basis by each Subsidiary Guarantor. The Notes are secured by the Initial Collateral, and upon the completion and satisfaction of certain legal and regulatory requirements, the Collateral. The Notes shall be structurally subordinated to all existing and future Indebtedness and other claims and liabilities, including preferred stock, of any Subsidiaries that are not, and will not be, Subsidiary Guarantors. Reference is made to the Indenture for terms relating to the Note Guarantees, including the release thereof, limitations on release and other limitations. The obligations of each of the Subsidiary Guarantors under the Indenture are subject to the provisions of the Intercreditor Agreement, the First Priority Intercreditor Agreement and any Additional Intercreditor Agreement.

7. Optional Redemption. The Notes shall not be redeemable at the option of the Issuer prior to February 1, 2016, except as described herein and in Clause 8 below. On and after such date, the Notes shall be redeemable at the option of the Issuer, at any time as a whole, or from time to time in part, on not less than 30 nor more than 60 days’ notice delivered to each Holder in accordance with the provisions set forth under paragraph 10 below. The Notes may be redeemed at the redemption prices set forth below, plus accrued and unpaid interest, if any, to the redemption date and Additional Amounts, if any (subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date). The following prices are for notes redeemed during the 12-month period commencing on February 1 of each of the years set forth below, which are expressed as percentages of the principal amount:

Year	Redemption Price

2016	105.0%
2017	102.5%
2018 and thereafter	100.0%

Without prejudice to the third paragraph of this Clause 7, at any time and from time to time, prior to February 1, 2016, the Issuer may, upon not less than 30 nor more than 60 days’ prior notice delivered to each Holder in accordance with the provisions set forth under paragraph 10 below, redeem up to a maximum of 35% of the original aggregate principal amount of the Notes with the proceeds of one or more Primary Equity Offerings at a redemption price equal to 110.0% of the principal amount thereof, plus accrued and unpaid interest and Additional Amounts thereon, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date); provided, however, that after giving effect to any such redemption, at least 65% of the original aggregate principal amount of the Notes remains outstanding. Any such redemption shall be made within 90 days of such Primary Equity Offering. Notice of any redemption upon any Primary Equity Offering may be given prior to the completion thereof, and any such redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Primary Equity Offering.

At any time and from time to time prior to February 1, 2016, the Issuer may redeem all or a part of the Notes, upon giving not less than 30 nor more than 60 days’ notice delivered to each Holder in accordance with the provisions set forth under paragraph 10 below, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, plus accrued and unpaid interest, if any, to, the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

Any redemption pursuant to this Clause 7 shall be made pursuant to the provisions of Sections 3.01 through Section 3.06 of the Indenture.

8. Optional Tax Redemption. The Issuer is entitled to redeem the Notes at its option, at any time, as a whole but not in part, upon not less than 30 nor more than 60 days’ notice as provided in the Indenture (which notice shall also be published or delivered in a manner as required by the applicable rules of any internationally recognized stock exchange on which the Notes are then listed to the noteholders (which notice will be irrevocable)), at a price equal to 100% of the principal amount thereof plus accrued interest (if any) to the date of redemption (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), and Additional Amounts, if any, then due and which will become due on the redemption date if the Issuer determines and certifies to the Trustee (as described in clause (a) of the next paragraph) immediately prior to the giving of such notice that as a result of any Change of Tax Law, the Issuer or a Subsidiary Guarantor (as the case may be) has become or on the next interest payment date would become obligated, for reasons outside its control and after taking reasonable measures available to it to avoid such obligation, to pay Additional Amounts in respect of any note pursuant to the terms and conditions thereof; provided that the Issuer or a Subsidiary Guarantor (as the case may be) shall not be required to change the jurisdiction of its organization to avoid any such obligation. The Change of Tax Law must become effective on or after the date of this Indenture (or, if the applicable Relevant Jurisdiction became a Relevant Jurisdiction on a date after the date of this Indenture, such later date). Notwithstanding the foregoing, no such notice of redemption may be given:

(a) earlier than 60 days prior to the earliest date on which the Issuer or a Subsidiary Guarantor (as the case may be) would but for such redemption be obligated to pay such Additional Amounts; and

(b) unless at the time such notice is given, the Issuer’s or a Subsidiary Guarantor’s (as the case may be) obligation to pay such Additional Amounts, remains in effect.

Prior to the publication and mailing of any notice of redemption of the Notes pursuant to the foregoing, the Issuer will deliver to the Trustee:

(a) an Officer’s Certificate stating that such change, amendment, application or interpretation has occurred, describing the facts related thereto and stating that such requirement cannot be avoided by the Issuer or a Subsidiary Guarantor (as the case may be), taking reasonable measures available to it; and

(b) an Opinion of tax counsel, of recognized standing with respect to tax matters of the Relevant Jurisdiction, stating that the requirement to pay such Additional Amounts results from such a change, amendment, application or interpretation.

The Trustee shall accept such certificate and opinion as conclusive evidence of the satisfaction of the conditions precedent described above, and shall not be obligated to verify the accuracy or content thereof, in which event it shall be conclusive and binding on the Holders.

Any Notes that are redeemed pursuant to this provision will be cancelled.

9. Mandatory Redemption. The Issuer is not required to make mandatory redemption payments or sinking fund payments with respect to the Notes.

10. Notice of Redemption. Subject to Section 3.03 of the Indenture, the Issuer shall mail or cause to be mailed by first-class mail notices of redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder’s registered address or otherwise in accordance with Applicable Procedures, except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with Article VIII or Article XI of the Indenture.

Notes in denominations of $200,000 may be redeemed only in whole. The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $200,000, provided, however, that Notes shall be redeemed only in principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

Except as set forth in the Indenture, from and after any redemption date, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Issuer defaults in the payment of the redemption price, the Notes called for redemption shall cease to bear interest, or Additional Amounts, if any, and the only right of the Holders of such Notes shall be to receive payment of the redemption price.

11. Change of Control Offer. Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Issuer to repurchase all or any part of such Holder’s Notes, in a minimum principal amount of $200,000, pursuant to the Change of Control Offer at the Change of Control Purchase Price equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Additional Amounts, if any, to the purchase date (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date), provided that no Notes of less than $200,000 can be repurchased in part, except that if all of the Notes of such Holder are to be repurchased, the entire amount of such Notes held by such Holder shall be repurchased.

12. Limitation on Disposition of Assets. Within 10 Business Days after the Issuer becomes obligated to make an Asset Sale Offer, the Issuer shall deliver to the Trustee and to each Holder of Notes in accordance with the provisions set forth under Section 3.10 and Section 12.02 of the Indenture a written notice stating that such Holder may elect to have its Notes purchased by the Issuer, either in whole or in part (subject to prorating in the event the Asset Sale Offer is oversubscribed) and in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof at the applicable purchase price with respect to Notes.

If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, subject to applicable law, the Trustee shall select the Notes and Pari Passu Indebtedness to be purchased in accordance with Section 3.02 of the Indenture; provided, however, that no Notes of $200,000 shall be purchased in part, and Notes shall be redeemed only in principal amounts of $1,000 and integral multiples of $1,000 in excess thereof. Holders of Notes may elect to have such Notes purchased by completing the form entitled “Option of Holders to Elect Purchase” appearing below.

13. Collateral. The Issuer and the Subsidiary Guarantors shall secure the full and punctual payment when due and the full and punctual performance of their obligations under the Indenture with the Collateral as provided in the Security Documents. Reference is made to the Indenture for terms relating to such security, including the release thereof. The rights and obligations of the parties hereunder with respect to the Collateral are subject to the provisions of the Intercreditor Agreement, the First Priority Intercreditor Agreement and any Additional Intercreditor Agreement.

14. Denominations; Form. The Notes are in registered global form, without interest coupons, in denominations of $200,000 and integral multiples of $1,000 in excess thereof.

15. Persons Deemed Owners. The registered Holder of this Note shall be treated as the owner of it for all purposes, subject to the terms of the Indenture.

16. Unclaimed Funds. Subject to any applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuer on its request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease.

17. Legal Defeasance and Covenant Defeasance. The Issuer and the Subsidiary Guarantors may be discharged from their obligations under the Indenture and the Notes except for certain provisions thereof (“Legal Defeasance”), and may be discharged from its obligations to comply with certain covenants contained in the Indenture (“Covenant Defeasance”), in each case upon satisfaction of certain conditions specified in the Indenture.

18. Amendment; Supplement; Waiver. Subject to certain exceptions specified in the Indenture, the Indenture, the Note Guarantees, the Security Documents and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing default or compliance with any provision of this Indenture and the Notes may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes).

19. Restrictive Covenants. The Indenture imposes certain covenants that, among other things, limit the ability of the Issuer and its Restricted Subsidiaries to, incur additional Indebtedness, pay dividends or make other distributions or investments, repurchase its Capital Stock or make certain other Restricted Payments, enter into certain consolidations or mergers or enter into certain transactions with Affiliates and consummate certain mergers and consolidations or sales of all or substantially all assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

20. Successors. When a successor assumes all the obligations of its predecessor under the Notes and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

21. Defaults and Remedies. In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Issuer, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in outstanding aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to exercise any of its rights or powers under the Indenture (including directing any Security Agent to enforce any of the Security Documents) at the request of any Holder of Notes unless the Trustee has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note, if any), the Trustee may withhold the notice if it determines that withholding the notice is in the interests of the Holders of the Notes. The enforcement of the Note Guarantees may only be undertaken by the Trustee (of its own volition or at the direction of Holders representing 25% in aggregate principal amount of the outstanding Notes).

22. Trustee Dealings with Issuer. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

23. Authentication. This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Note.

24. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST(= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act). Unless otherwise defined herein, terms defined in the Indenture are used herein as defined therein.

25. CUSIP, ISIN and Common Code Numbers. The Issuer will cause CUSIP, ISIN and Common Code numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

26. Governing Law. The Indenture, the Notes and any Note Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

NOTATION OF GUARANTEES

The Guarantors on the attached signature page hereto (the “Guarantors”) have unconditionally guaranteed (such guarantees being referred to herein as the “Guarantees”), that (i) the principal of and interest and any other amounts due on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, on the Notes and all other obligations of the Issuer to the Holders hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and the Indenture; and (ii) in case of any extension of time of payment or renewal of any Notes or of any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Article X of the Indenture.

The Common Seal of	)
UTAC Hong Kong Limited	)	C.S.
was hereunto affixed in the presence of:	)

Name:
Title:

THE COMMON SEAL of	)
UNITED TEST AND ASSEMBLY	)
CENTER LTD	)
was affixed hereunto	)
in the presence of:	)

Director

Director/Secretary

THE COMMON SEAL of	)
UNITED TEST AND ASSEMBLY	)
CENTER LTD	)
was affixed hereunto	)
in the presence of:	)

Director

Director/Secretary

UTAC Cayman Ltd

by
Name:
Title:

UTAC (Taiwan) Corporation

by
Name:
Title:

UTAC Thai Holdings Limited

by
Name:
Title:

UTAC Thai Limited

by
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax LD. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF NOTES

This certificate relates to $         principal amount of Notes held in (check applicable space)                      book-entry or                      definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange of this Note, a beneficial interest in a Global Note held by the Depositary or;

☐	has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is in the case of Rule 144A Notes: one year][in the case of Regulation S Notes: 40 days after the later of the original issue date of such Notes and the last date on which the Issuer or any affiliate of the Issuer was the owner of any of such Notes], the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to the Company; or

(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Your Signature

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by
an executive officer

OPTION OF HOLDER TO ELECT

PURCHASE

If you want to elect to have this Note purchased pursuant to Section 4.10 or pursuant to Section 4.14 of the Indenture, check the appropriate box:

Section 4.10 [    ] Section 4.14 [    ]

If you want to elect to have only part of this Note purchased pursuant to Section 4.10* or pursuant to Section 4.14* of the Indenture, state the amount: $

Date:

Your Signature:.

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee

*	You may elect to have Notes purchased only in denominations of $1,000 or integral multiples of $1,000 in excess thereof, and the principal amount of your Note remaining after a purchase pursuant to Section 4.10 or 4.14 must be at least $200,000 or integral multiples of $1,000 in excess thereof.

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